                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): NOVEMBER 15, 1995


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1995-3
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                    33-55855               APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS employer
     of incorporation)             file numbers)         identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

                                       1
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     ITEM 5. OTHER EVENTS.
             ------------

             Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on November 15, 1995, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             (c)  Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.    Description
                  -----------    -----------

                     99.1        Monthly Report delivered to
                                 Certificateholders on November 15, 1995.

                                       2
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 1995


                                 MANUFACTURED HOUSING CONTRACT
                                 SENIOR/SUBORDINATE PASS-THROUGH
                                 CERTIFICATE TRUST 1995-3

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Phyllis A. Knight
                                     ----------------------------------
                                     PHYLLIS A. KNIGHT
                                     Assistant Vice President and
                                      Assistant Controller

                                       3
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                               INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                                                           PAGE
     ------                                                           ----

      99.1      Monthly Report delivered to Certificateholders          5
                on November 15, 1995.

                                       4